EXHIBIT 99.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Standard Motor Products, Inc. (the "Company") on Form 10-K for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
J. Burke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/S/ JAMES J. BURKE
------------------
James J. Burke
Chief Financial Officer
March 31, 2003


*A signed original of this written statement required by Section 906 has been provided to Standard Motor Products, Inc. and will be retained by Standard Motor Products, Inc. and furnished to the Securities and Exchange Commission on its staff upon request.








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